FINAL 1/6/94

                         LICENSE AGREEMENT

          UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

                                AND

                 MERLIN PHARMACEUTICAL CORPORATION


     This Agreement is made and entered into this 10th day of January, 1994, by and between the UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC., a not-for-profit corporation, organized and existing under the laws of the Commonwealth State of Florida, having its principal office at 223 Grinter Hall, Gainesville, Florida, 32611-2037, U.S.A. (hereinafter referred to as UNIVERSITY), and Merlin Pharmaceutical Corporation, a corporation duly organized under the laws of Delaware and having its principal office at 180 Varick Street, New York, N.Y. 10014, U.S.A. (hereinafter referred to as LICENSEE).

     WHEREAS, UNIVERSITY is the owner of certain Patent Rights, UNIVERSITY Case [*]

     WHEREAS, UNIVERSITY desires to have the Patent Rights utilized in the public interest;

     WHEREAS, LICENSEE has represented to UNIVERSITY, to induce
UNIVERSITY to enter into this Agreement, that LICENSEE is experienced in the development, production, manufacture, marketing and sale of products and/or the use of similar products to the LICENSED TECHNOLOGY (as defined below) and the LICENSEE shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization results therefrom; and

     WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                 1


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

                      ARTICLE 1 - DEFINITIONS

     For purposes of this Agreement, the following words and phrases shall have the following meanings:

     1.1 LICENSEE shall mean LICENSEE and all entities at least fifty percent (50%) owned or controlled by LICENSEE, an entity which directly or indirectly owns or controls more than fifty percent (50%) of the voting stock of LICENSEE and any entity, the majority ownership of which is directly or indirectly common to the ownership of LICENSEE.

     1.2 LICENSED TECHNOLOGY shall mean any product or part thereof or process which is:

          (a) covered in whole or in part by an issued, unexpired or pending claim contained in the Patent Rights (hereinafter defined) in the county in which any such product or part thereof is made, used or sold or in which any such process is used or sold;

          (b) manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any process that is included in LICENSED TECHNOLOGY is used or in which such product or part thereof is used or sold.

     1.3 NET SALES shall mean LICENSEE's invoice price for products or processes included in LICENSED TECHNOLOGY and produced hereunder less the sum of the following:

          (a) actual cost of freight charges or freight absorption, separately stated in such invoice;

          (b) trade, quantity or standard trade cash discounts allowed, if any;

          (c) sales taxes, tariff duties and or use taxes separately stated on each invoice.

     1.4 PATENT RIGHTS shall mean UNIVERSITY intellectual property described below:

          (a) [*]

          (b) any reissues, reexaminations or extensions of the United States patent described in (a) above.

                                2


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

     1.5  FIELD(S) OF USE shall mean:

          [*]

                         ARTICLE 2 - GRANT

     2.1  UNIVERSITY hereby grants, [*].

     2.2  UNIVERSITY [*].

     2.3  LICENSEE shall [*].

     2.4  LICENSEE agrees to [*].

     2.5 The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology not specifically set forth in
Article 2 herein.

     2.6 LICENSEE further agrees that it shall abide by all rights and limitations of U.S. Code, Title 35, Chapter 38, and implementing regulations thereof, for all PATENT RIGHTS invented in whole or in part with federal money.


                     ARTICLE 3 - DUE DILIGENCE

     3.1 LICENSEE shall use its best efforts to bring the LICENSED TECHNOLOGY to market through a thorough, diligent program for exploitation of the PATENT RIGHTS and to continue active, diligent marketing efforts for the LICENSED TECHNOLOGY throughout

                                3


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

the life of this Agreement.

     3.2 In addition, LICENSEE shall adhere to the following milestone payments for each Licensed Product:

          [*]

     3.3 LICENSEE's failure to perform in accordance with 3.1 and 3.2 hereof shall be grounds for UNIVERSITY to terminate this Agreement.


                       ARTICLE 4 - ROYALTIES

     4.1 In consideration of the rights, privileges and license granted by UNIVERSITY hereunder, LICENSEE shall pay royalties and other monetary consideration as follows:

          (a) [*]

          (b) Royalties based on [*] per calendar year as follows:

               [*]

                                4


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

          (c) [*]

     4.2  Royalty payments shall be paid to UNIVERSITY in United
States dollars and directed to the address set forth in Article 11 hereof within thirty (30) days after the end of each March 31, June 30, September 30 and December 31.

     4.3 Royalty payments which are overdue shall bear interest at the rate of one percent (1%) above the prime rate in effect at the Chase Manhattan Bank (N.Y.) on the due date per month.


                        ARTICLE 5 - REPORTS

     5.1 Within thirty (30) days after each March 31, June 30, September 30 and December 31 of each year during the term of this Agreement, LICENSEE shall deliver to UNIVERSITY true and accurate reports of the following information in a form acceptable to
UNIVERSITY:

          (a) number of LICENSED TECHNOLOGY products manufactured and sold by LICENSEE and all sublicensees;

          (b) total billings for such products;

          (c) accounting for all LICENSED TECHNOLOGY processes used or sold by LICENSEE [*];

          (d) deductions set forth in Article 1.3;

                                5


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

          (e) total royalties due; and

          (f) name and addresses of sublicensees.

     5.2 If no royalties shall be due hereunder, LICENSEE shall so advise UNIVERSITY in writing within thirty (30) days after the end of any calendar quarter for which no royalties are due.

     5.3 LICENSEE shall keep full true and accurate books of account, in accordance with generally accepted accounting principles, containing all information that may be necessary for the purpose of showing the amounts payable to UNIVERSITY hereunder.

Said books of account shall be kept at LICENSEE's principal place of business. Said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of UNIVERSITY or its agents for the purpose of verifying LICENSEE's royalty statement or compliance in other respects with this Agreement.


                  ARTICLE 6 - PATENT PROSECUTION

     6.1 UNIVERSITY shall maintain during the term of this Agreement the PATENT RIGHTS in the United States. LICENSEE shall have the opportunity to advise and cooperate with UNIVERSITY in the maintenance of such patents. LICENSEE may assist UNIVERSITY in obtaining patent extension pursuant to U.S. Code, Title 35, Section 156 and LICENSEE and the UNIVERSITY shall mutually agree on the law firm to be retained.

     6.2 All fees and costs, including attorneys' fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of LICENSEE, whether incurred prior to or after the date of this Agreement.

                 ARTICLE 7 - INFRINGEMENT ACTIONS

     7.1 LICENSEE shall inform UNIVERSITY promptly in writing of any alleged infringement of the PATENT RIGHTS by a third party and of any available evidence thereof.

     7.2 During the term of this Agreement, UNIVERSITY shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the PATENT RIGHTS and, in furtherance of such right, LICENSEE hereby agrees that UNIVERSITY may include LICENSEE as a party plaintiff in any such suit, without expense to LICENSEE.
The total cost of any such infringement action commenced or defended solely by UNIVERSITY shall be borne by UNIVERSITY and UNIVERSITY shall keep any recovery or damages for past infringement derived therefrom.

                                6


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

     7.3 If UNIVERSITY has been unable to eliminate a substantial infringement within twelve months of becoming aware of such infringement or receiving notification from LICENSEE of the existence of a substantial infringement or has not instituted infringement litigation, LICENSEE shall be excused from the payment of the Minimum annual maintenance fees and Running Royalty for products sold in the United States. Thereafter, when the substantial infringement has ceased or an infringement suit initiated, UNIVERSITY shall so notify LICENSEE in writing, at which time LICENSEE's obligation to pay such royalties shall resume as of the date of such notification.

     7.4 In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the PATENT RIGHTS shall be brought against LICENSEE, UNIVERSITY, at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

     7.5 In any infringement suit UNIVERSITY may institute to enforce the PATENT RIGHTS pursuant to this Agreement, LICENSEE shall cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

   ARTICLE 8 - INDEMNIFICATION INSURANCE/LIMITATION OF LIABILITY

     8.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold UNIVERSITY, its trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons or out of any damage to property or the environment, and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED TECHNOLOGY or arising from any obligation of LICENSEE hereunder.

     8.2 LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UNIVERSITY in regard to events covered by Paragraph 8.1, above.

     8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY UNIVERSITY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY.

                                7


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

                      ARTICLE 9 - ASSIGNMENT

     9.1 This Agreement is not assignable and any attempt to do so shall be null and void.

                     ARTICLE 10 - ARBITRATION

     10.1 Any and all claims, disputes or controversies arising under or in connection with this Agreement which the parties cannot resolve shall be submitted to arbitration by one arbitrator in Gainesville, Florida, in accordance with the rules of the American Arbitration Association then obtaining. Judgment on any arbitration averred may be entered by a court of competent jurisdiction.


                 ARTICLE 11 - TERM AND TERMINATION

     11.1 UNIVERSITY shall have the right to terminate this Agreement if:

          (a) LICENSEE shall default in the performance of any of the obligations herein contained and such default has not been cured within thirty (30) days after receiving written notice thereof from UNIVERSITY; or

          (b) LICENSEE shall cease to carry out its business, become bankrupt or insolvent, apply for or consent to the appointment of a trustee, receiver or liquidator of its assets or seek relief under any law for the aid of debtors.

     11.2  [*]

     11.3 Upon termination of this Agreement neither party shall be released from any obligation that matured prior to the effective date of such termination. LICENSEE and any sublicensee may, however, up to the effective date of such termination, sell all products under the LICENSED TECHNOLOGY, provided that LICENSEE shall pay to UNIVERSITY the royalties thereon as required by
Article 4 hereof and submit the reports required by Article 11 hereof.

     11.4  [*]

                       ARTICLE 12 - NOTICES

     12.1 Any notice or communication pursuant to this Agreement shall be sufficiently made or given if sent by certified, first class mail, postage prepaid, addressed to the address below or as either party shall designate by written notice to the other party.

                                8


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

          In the case of UNIVERSITY:

          President
          University of Florida Research Foundation, Inc.
          223 Grinter Hall
          Gainesville, FL 32611-2037

          With a copy to:

          Director
          Office of Patent, Copyright and Technology
          Licensing
          186 Grinter Hall
          Gainesville, FL 32611-2037

          In the case of LICENSEE:

          Dr. Sam Waxel
          Chairman and CEO
          Merlin Pharmaceutical Corporation
          180 Varick Street
          New York, N.Y. 10014


               ARTICLE 13 - AMENDMENT, MODIFICATION

     13.1 This Agreement may not be amended or modified except by the execution of a written instrument signed by the parties hereto.

                    ARTICLE 14 - MISCELLANEOUS

     14.1 This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Florida.

     14.2 The parties acknowledge that this Agreement sets forth the entire understanding and agreement of the parties hereto as to the subject matter hereof and supersedes all previous understandings written or oral.

     14.3 This Agreement shall not be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation (including any contraction, abbreviation, or simulation of any of the foregoing). Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this Agreement or the LICENSED TECHNOLOGY. Neither party shall issue any press release or make any public statement in regard to this Agreement without the prior written approval

                                9


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

of the other party, except that LICENSEE may state that it is licensed by UNIVERSITY under the Patent Rights and that UNIVERSITY may state that it has licensed LICENSEE under the Patent Rights.

     14.4 If one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby. In the event any provision is held, illegal, invalid or unenforceable, the parties shall use reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the section held invalid, illegal and unenforceable.

     14.5 Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party's right thereafter to demand compliance therewith or with any other provision. Waiver of any default shall not waive any other default. A party shall not be deemed to have waived any rights hereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.



IN WITNESS WHEREOF, the parties have set their hands and seals this 17th day of March, 1994.


ATTEST:                       UNIVERSITY OF FLORIDA RESEARCH
                              FOUNDATION, INC.
KATHERINE [illegible]
                              By KAREN A. HOLBROOK
                                 ________________________________
                          Karen A. Holbrook
                                 President               2/17/94
                          (Typed Name and Title and Date)


ATTEST:                       MERLIN PHARMACEUTICAL CORPORATION


                              By  SAMUEL D. WAKSAL
                                  ________________________________
                             Samuel D. Waksal
                                  Chairman/CEO            1/11/94
                             (Typed Name and Title and Date)


                                10.


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.

                            APPENDIX A

[*]


                                11


*Confidential treatment is requested for the language which has been underscored or marked [redacted]. Such language has been deleted from the copy filed with the SEC on May 15, 1995 with the Current Report on
Form 10-Q of Somatix Therapy Corporation.